                                               SECURITIES AND EXCHANGE COMMISSION

                                                     WASHINGTON, DC.  20549

                                                            FORM 8-K

                                                        CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of
                                               the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):
                                                        December 14, 2007

                                                     HANCOCK HOLDING COMPANY
                                  -----------------------------------------------------------
                                     (Exact name of registrant as specified in its charter)

                               Mississippi                 0-13089                  64-0169065
                       -------------------------    --------------------     -----------------------------
                           (State or other            (Commission File         (I.R.S. Employer
                           jurisdiction of               Number)                 Identification Number)
                           incorporation)

                                 One Hancock Plaza, 2510 14th Street,
                                      Gulfport, Mississippi                           39501
                              ------------------------------------------------------------------
                              (Address of principal executive offices)              (Zip code)

                                                          (228) 868-4000
                              ------------------------------------------------------------------
                                    (Registrant's telephone number, including area code)

                       INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On December 14, 2007, Dominion Bond Rating Service
(DBRS) issued a press release reaffirming credit rating of Hancock Holding Company and its subsidiaries.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

              (c)  Exhibits.

                       99.1   Press Release issued by DBRS dated December 14, 2007,
                              headed "DBRS Confirms Ratings of Hancock Holding
                              Co. - Senior at A (low)
                              Bloomberg: DBRS Confirms Hancock Holding Co. at A (low)
                              Industry Group:  Financial Institutions
                              Sub-Industry: Banks & Trusts"

Exhibit 99.1

                                             DBRS
                                    Insight beyond the rating

Date of Release: December 14,2007

DBRS Confirms Ratings of Hancock Holding Co. - Senior at A (low)
Bloomberg: DBRS Confirms Hancock Holding Co. at A (low)
Industry Group: Financial Institutions
Sub-Industry: Banks & Trusts

DBRS has today confirmed the ratings of Hancock Holding Company (Hancock or the Company) and its rated bank subsidiaries as indicated in the table below. The trend for all ratings remains Stable. The rating action followed a review by DBRS of Hancock's financial fundamentals, including its prospects for sustaining strong operating results in light of the prevailing challenges facing the U.S. banking sector in the residential mortgage and commercial real estate sectors.

The rating confirmation and Stable trend recognize Hancock's continued strong operating results and sound fundamentals maintained over the past year, along with a healthy business momentum going into next year. Loans, boosted by post-Hurricane Katrina reconstruction and a healthy regional economy, grew by 12.5%. Fees and commissions from a diverse product mix also increased, contributing 36% of net revenues in Q3 2007 (up from about
30% in Q3 2006). Core deposits, elevated by customers' insurance recoveries and slower business activity following
Hurricane Katrina, started to moderate as rebuilding and business volumes gained momentum, but still remain well in excess of average loans. Asset quality metrics continue to be strong and among the best in Hancock's rating range with net charge-offs of 0.19% reported for the first three quarters of 2007 (from 0.24% for the same period in
2006). Profitability, liquidity and capitalization all remain at healthy levels and above the respective medians for Hancock's similarly rated peers.

Hancock's ratings are underpinned by a deeply rooted community-based banking franchise in its primary markets of southern Mississippi and central and southeastern Louisiana. The franchise includes leading or top-tier deposit market shares in several metropolitan statistical areas (MSAs). The revenue mix is sufficiently diverse, arising from various commercial and consumer loans, while insurance, trust, investment and operating services contribute stable non-interest income to net revenues. The ratings also reflect strong earnings capacity, sound asset quality and a robust capital position. The loan portfolio is sufficiently granular and lacks material risk concentrations.
Commercial real estate is the largest loan type, and represents roughly 280% of tangible common equity, which is below the median for similarly sized institutions. The gradual and relatively modest expansion into Florida's panhandle and the Mobile, Alabama, markets provides some geographic diversification and further growth prospects.
The holding company has no double-leverage, and its financial profile is healthy.

DBRS believes that the principal challenge faced by Hancock is to achieve relationship profitability, maintain strong asset quality and increase deposits in its newer markets to levels similar to those in its traditional ones to avoid weakening of its strong fundamentals. As well, avoiding undue risk concentrations in residential and commercial real estate loans could be a challenge given the rapid pace of rebuilding and attendant high demand for loans along the devastated Gulf coast region.

Hancock Holding Company, a bank holding company headquartered in Gulfport, Mississippi, reported $5.9 billion in assets at September 30,2007.

Note:
All figures are in U.S. dollars unless otherwise noted.

Issuer                        Debt Rated                  Rating Action   Rating        Trend
------                        ----------                  -------------   ------        ------
Hancock Bank                  Short-Term Instruments      Confirmed       R-1(low)      Stable
Hancock Bank of Louisiana     Short-Term Instruments      Confirmed       R-1(low)      Stable
Hancock Holding Company       Short-Term Instruments      Confirmed       R-1(low)      Stable
Hancock Bank                  Deposits & Senior Debt      Confirmed       A             Stable
Hancock Bank of Louisiana     Deposits & Senior Debt      Confirmed       A             Stable
Hancock Holding Company       Issuer & Senior Debt        Confirmed       A(low)        Stable

DBRS will publish a full report shortly that will provide additional analytical detail on this rating action. If you are interested in receiving this report, contact us at info@dbrs.com.

Mark Nolan
Vice President - U.S. Financial Institutions Group
+ 12128063234
mnolan@dbrs.com

Edward Soffer
212-806-3237
Vice President - U.S. Financial Institutions Group
esoffer@dbrs.com

Alan G. Reid
Managing Director - U.S. Financial Institutions Group
+ 12128063232
areid@dbrs.com

                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 17, 2007

                                                       HANCOCK HOLDING COMPANY
                                                      (Registrant)

                                                 By:   /s/ Paul D. Guichet
                                                    --------------------------------
                                                      Paul D. Guichet
                                                      Vice President
                                                      Investor Relations